UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

March 31, 2020

Migom Global Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-216086	61-1787148
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 6th Ave, 3rd floor

New York, NY, 10036, USA

(Address of principal office)

(212) 257 6711

(Registrant’s telephone number, including area code)

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ⌧

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ◻

Securities registered pursuant to Section 12(b) of the Act: None

Item 8.01 Other Events.

On March 31, 2020, the Securities and Exchange Commission granted the request of Migom Global Corp, (the “Company”) to change its Standard Industrial Code (SIC) to 6199. Such SIC reflects the current operations of the Company, which is now Finance Services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 1, 2020

Migom Global Corp.

/s/ Georgi Parrik
By: Tile:	Georgi Parrik President

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